UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, the Board of Directors (the “Board”) of Hasbro, Inc. (the “Company”) increased the size of the Board from eleven (11) to thirteen (13) and, based on the recommendation of the Nominating, Governance and Social Responsibility Committee of the Board, appointed Elizabeth Hamren and Blake Jorgensen to fill the vacancies on the Board created by such increase, effective as of April 1, 2022.

Ms. Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset.  Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

Mr. Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming.  Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021.  Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he co-founded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University.

Ms. Hamren will serve as a member of the Compensation Committee and the Cybersecurity and Data Privacy Committee of the Board, and Mr. Jorgensen will serve as a member of the Audit Committee and the Finance Committee of the Board.

There are no arrangements or understandings between Ms. Hamren or Mr. Jorgensen and any other persons pursuant to which they were selected as a director. Pursuant to the Company’s compensation program for non-employee directors, each of Ms. Hamren and Mr. Jorgensen will be entitled to receive (i) the Company’s annual stock grant issued to non-employee directors and (ii) the Company’s annual cash retainers paid to non-employee directors for their service on the Board and its committees, in each case, prorated for the year of appointment.

In addition, each of Ms. Hamren and Mr. Jorgensen will become party with the Company to the Company’s form of Director Indemnification Agreement, which has been filed as Exhibit 10(jj) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007.

A copy of the press release announcing the appointment of Ms. Hamren and Mr. Jorgensen to the Board is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

On April 4, 2022, the Company (i) issued a press release announcing the filing of its preliminary proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders and (ii) published two letters to shareholders and other stakeholders, one from Richard S. Stoddart, Chair of the Board, and one from Chris Cocks, Chief Executive Officer and member of the Board.  Copies of these communications are attached as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Hasbro, Inc. Press Release, dated April 4, 2022
99.2	Hasbro, Inc. Press Release, dated April 4, 2022
99.3	Letter from Richard S. Stoddart, dated April 4, 2022
99.4	Letter from Chris Cocks, dated April 4, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: April 4, 2022